NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE SUMMARY PROSPECTUS

DATED NOVEMBER 30, 2018

Effective immediately, Derek M. Sadowsky is no longer a portfolio manager for the assets of the Fund allocated to the Nuveen Asset Management Dividend Value Strategy and Evan F. Staples is added as a portfolio manager of these assets of the Fund. David A. Chalupnik will continue to serve as a portfolio manager for the assets of the Fund allocated to this strategy.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MUAIS-0319P